UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 26, 2021

Power Solutions International, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35944	33-0963637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Mittel Drive, Wood Dale, Illinois 60191

(Address of Principal Executive Offices, and Zip Code)

(630) 350-9400

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Power Solutions International, Inc. (the “Company” or “PSI”) has entered into a $130 million uncommitted senior secured revolving credit facility pursuant to that certain amended and restated uncommitted revolving credit agreement dated March 26, 2021 (the “Amended and Restated Credit Agreement”), between the Company and Standard Chartered Bank (“Standard Chartered”), as administrative agent, and the lenders party thereto from time to time. The Amended and Restated Credit Agreement extends the maturity date of loans outstanding under its previous credit facility to the earlier of March 25, 2022 or the demand of Standard Chartered. The Amended and Restated Credit Agreement is fully drawn as of the date of this report.

The Amended and Restated Credit Agreement is subject to customary events of default and covenants, including minimum consolidated EBITDA and Consolidated Interest Coverage Ratio covenants for the second, third and fourth quarters of 2021. Borrowings under the Amended and Restated Credit Agreement will incur interest at either the alternate base rate or London Interbank Offered Rate (“LIBOR”) plus 2.70% per annum.

The obligations under the Amended and Restated Credit Agreement are unconditionally guaranteed, on a joint and several basis, by certain wholly-owned, existing and subsequently acquired or formed direct and indirect domestic subsidiaries of the Company, subject to customary exceptions. The obligations under the Amended and Restated Credit Agreement are secured by substantially all assets of the Company and the Company’s wholly-owned subsidiaries.

In connection with the Amended and Restated Credit Agreement, the Company also entered into an amended and restated shareholder’s loan agreement originally executed on December 28, 2020, between the Company and Weichai America Corp. (“Weichai”), the Company’s majority stockholder (the “First Amended and Restated Shareholder’s Loan Agreement”). The First Amended and Restated Shareholder’s Loan Agreement provides the Company with a $130.0 million subordinated loan facility that expires on April 25, 2022. Under the First Amended and Restated Shareholder’s Loan Agreement, Weichai is obligated to advance funds solely for purposes of repaying outstanding borrowings under the Amended and Restated Credit Agreement if the Company is unable to pay such borrowings. Any potential borrowings under the First Amended and Restated Shareholder’s Loan Agreement will bear interest at an annual rate equal to LIBOR plus 4.50% per annum. The First Amended and Restated Shareholder’s Loan Agreement is subject to customary events of default and covenants. The Company has covenanted to secure any amounts borrowed under Amended and Restated Shareholder’s Loan Agreement upon payment in full of all amounts outstanding under the Amended and Restated Credit Agreement.

The foregoing descriptions of the Amended and Restated Credit Agreement and the First Amended and Restated Shareholder’s Loan Agreement are qualified in their entirety by the full text of the Amended and Restated Credit Agreement and the First Amended and Restated Shareholder’s Loan Agreement, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

On March 26, 2021, the Company intends to issue a press release announcing the Amended and Restated Credit Agreement, which is attached as Exhibit 99.1 hereto.

The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by reference in such a filing.

Caution Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements regarding the current expectations of the Company about its prospects and opportunities. These forward-looking statements are entitled to the safe-harbor provisions of Section 21E of the Exchange Act. The Company has tried to identify these forward-looking statements by using words such as “anticipate,” “believe,” “budgeted,” “contemplate,” “estimate,” “expect,” “forecast,” “guidance,” “may,” “outlook,” “plan,” “projection,” “should,” “target,” “will,”

“would,” or similar expressions, but these words are not the exclusive means for identifying such statements. These statements are subject to a number of risks, uncertainties, and assumptions that may cause actual results, performance or achievements to be materially different from those expressed in, or implied by, such statements. The Company cautions that the risks, uncertainties and other factors that could cause its actual results to differ materially from those expressed in, or implied by, the forward-looking statements, include, without limitation: the impact of the ongoing COVID-19 pandemic could have on the Company’s business and financial results; the Company’s ability to continue as a going concern; the Company’s ability to raise additional capital when needed and its liquidity; uncertainties around the Company’s ability to meet funding conditions under its financing arrangements and access to capital thereunder; the timing of completion of steps to address, and the inability to address and remedy, material weaknesses; the identification of additional material weaknesses or significant deficiencies; risks related to complying with the terms and conditions of the settlements with the Securities and Exchange Commission (the “SEC”) and the United States Attorney’s Office for the Northern District of Illinois (the “USAO”); variances in non-recurring expenses; risks relating to the substantial costs and diversion of personnel’s attention and resources deployed to address the internal control matters; the Company’s obligations to indemnify past and present directors and officers and certain current and former employees with respect to the investigations conducted by the SEC and the criminal division of the USAO, which will be funded by the Company with its existing cash resources due to the exhaustion of its historical primary directors’ and officers’ insurance coverage; the ability of the Company to accurately forecast sales, and the extent to which sales result in recorded revenues; changes in customer demand for the Company’s products; volatility in oil and gas prices; the impact of U.S. tariffs on imports from China on the Company’s supply chain; any delays and challenges in recruiting and retaining key employees consistent with the Company’s plans; any negative impacts from delisting of the Company’s common stock par value $0.001 from the NASDAQ Stock Market and any delays and challenges in obtaining a re-listing on a stock exchange; and the risks and uncertainties described in reports filed by the Company with the SEC, including without limitation its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and the Company’s subsequent filings with the SEC. The Company’s forward-looking statements are presented as of the date hereof. Except as required by law, the Company expressly disclaims any intention or obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amended and Restated Uncommitted Revolving Credit Agreement, dated as of March 26, 2021, among the Company, certain subsidiaries of the Company party thereto, the lenders party thereto and Standard Chartered Bank, as administrative agent.

10.2	First Amended and Restated Shareholder’s Loan Agreement, dated as of March 26, 2021, between the Company and Weichai America Corp.

99.1	Press Release, dated March 26, 2021, announcing the amended and restated credit agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Power Solutions International, Inc.

Dated: March 26, 2021	By:	/s/ Lance Arnett

Name: Lance Arnett

Title: Chief Executive Officer